UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 7.         Financial Statements and Exhibits.

Exhibit

     99     Press release dated October 22, 2003.

Item 12.         Results of Operations and Financial Condition.

On October 22, 2003, Applied Films Corporation issued a press release announcing results for the first quarter of fiscal 2004. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2003	APPLIED FILMS CORPORATION
	By	/s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated October 22, 2003.

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EXHIBIT 99

9586 I-25 Frontage Rd. Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS REPORTS EARNINGS FOR FIRST QUARTER FISCAL YEAR 2004

Longmont, Colorado (October 22, 2003) – Applied Films Corporation (Nasdaq: AFCO) announced today results for the first quarter of fiscal 2004, ended September 27, 2003.

First Quarter Fiscal 2004 Results from Continuing Operations

Net revenues for the first quarter of fiscal 2004 were $47.7 million compared to $25.1 million for the first quarter of fiscal 2003, an increase of 90.0%.

Income from continuing operations on a GAAP basis for the first quarter of fiscal 2004 was $2.2 million or $0.19 per fully diluted common share, compared to a loss from continuing operations on a GAAP basis of $790,000 or $0.07 per fully diluted common share for the first quarter of fiscal 2003. Our GAAP EPS corresponds to First Call’s definition of GPS.

Earnings before amortization of other intangible assets (EBIA), for the first quarter of fiscal 2004 was $2.9 million, or $0.25 per fully diluted common share, compared to a loss of $(124,000) or $(0.01) per fully diluted common share for the first quarter of fiscal 2003. Our EBIA EPS corresponds to First Call’s definition of EPS.

The Company reports EBIA as a pro forma non-GAAP financial measure so that management and investors can assess the ongoing performance of the company without considering the non-cash charges for the amortization of intangibles related to the LAC Acquisition. The pre-tax charge for amortization of other intangible assets in the fiscal first quarter was $1.0 million. A reconciliation of pro-forma non-GAAP measurements to GAAP can be found in the attached financial table.

Bookings for the quarter were $41.8 million. Equipment backlog as of September 27, 2003 was $94.6 million, compared to $68.0 million at the end of the first fiscal quarter of 2003, an increase of 39.1%, and compared to $100.6 million at the end of the fourth fiscal quarter of 2003. The Company expects to recognize revenue from this backlog over the next 6 to 12 months.

“We are pleased with our financial performance and the continued strength in the markets that we are serving. The sale of our Hong Kong coated glass business completes our strategy to transition to 100% equipment revenues,” stated Thomas T. Edman, President and CEO of Applied Films. “The successful follow-on offering allowed us to raise over $93 million in cash, which puts us in a strong position to pursue our future plans to provide superior solutions to our markets.”

On September 26, 2003, we sold our coated glass business located in Hong Kong, to Nippon Sheet Glass, Co., Ltd. The consolidated statement of operations for the current quarter and the first quarter of the prior fiscal year have been restated to reflect the effect of the sale and the results have been included in income (loss) from discontinued operations, net of taxes on the consolidated statement of operations. The balance sheet as of June 28, 2003 has been restated to reflect the reclassification of the assets and liabilities of the Hong Kong coated glass business to net assets associated with discontinued operations. On September 24, 2002, we sold our coated glass division located in Longmont, Colorado to Optera, Inc. (formerly known as Information Products Longmont, Inc.). The income statement for the first quarter of the prior fiscal year has been restated to reflect the effect of this sale, and the results have been included in income (loss) from discontinued operations, net of taxes on the consolidated statement of operations. The gain on sale for both of these businesses is included in gain on disposal of discontinued operations, net of tax, on the consolidated statement of operations. On September 15, 2003, Applied Films Corporation and Optera, Inc. entered into a Settlement Agreement related to a warranty claim for coated glass. The effect of the settlement is included in income (loss) from discontinued operations, net of taxes on the consolidated statement of operations.

Business Outlook

The following statements are based on our current expectations for the second quarter of fiscal 2004. These statements are forward-looking and subject to the qualifying safe harbor statement.

Fiscal 2004 – Second Quarter Guidance

•	Net Revenues: We expect net revenues for the second quarter of fiscal 2004 to be between $51 — $53 million.

•	GAAP Earnings Per Share: We expect GAAP earnings per share in the range of approximately $0.17 — $0.21 per fully diluted share for the second quarter of fiscal 2004.

•	With the addition of the 3.45 million shares sold in our common stock offering that closed in October, we expect fully diluted shares outstanding to be approximately 15 million for the second quarter of fiscal 2004.

•	Amortization of Intangibles: We expect the amortization of intangibles to be approximately $1.0 million for the second quarter of fiscal 2004.

First Quarter Fiscal 2004 Conference Call
Applied Films Corporation will conduct a conference call and webcast at 3:30p.m. MDT (5:30p.m. ET) on Wednesday, October 22, 2003 to review first quarter fiscal year 2004 financial results. During the conference call and webcast, Thomas Edman, President and Chief Executive Officer, and Lawrence Firestone, Chief Financial Officer, will present the financial results for the quarter.

The public is invited to participate in the conference call by dialing 1-800-795-1259 or 1-785-832-0326 (International) at least 5-10 minutes prior to the start time (Conference ID: AFILMS) or via webcast at www.appliedfilms.com, and click on the “Investor Relations” button and then “Meetings and Presentations”. A replay of the recorded conference call will be available until October 29, 2003. To listen to the replay, dial 1-800-839-4017.

Upcoming Events
Applied Films Corporation will be presenting at the AeA Classic Financial Conference on November 3-4, 2003 in San Diego, California; and the Lehman Brothers 2003 Semiconductor and Computer Systems Conference on November 18-20, 2003 in San Francisco, California.

About Applied Films Corporation

We are a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural, automotive and solar glass, and the consumer products packaging and electronics industries. For more information, please visit our web site at http://www.appliedfilms.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about future bookings, revenues and earnings, are not guaranties of future performance. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change in the demand for coating equipment, the effect of changing worldwide political and economic conditions on capital expenditures, the impact of SARS and the resulting limitation of travel to customers by company representatives, production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

– FINANCIAL TABLES FOLLOW –

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended

	September 27, 2003(1)	September 28, 2002(1)

Net revenues	$47,674	$25,085
Cost of goods sold	34,660	18,439

Gross profit	13,014	6,646

Operating expenses:
Selling, general and administrative	6,245	5,962
Research and development	4,068	2,262
Amortization of other intangible assets	1,017	889

Income (loss) from operations	1,684	(2,467)

Other (expense) income, net:
Interest income (expense), net	229	693
Other income (expense), net	639	133
Equity earnings of joint venture	549	365

Income (loss) from continuing operations
before income taxes	3,101	(1,276)

Income tax benefit (expense)	(921)	486

Income (loss) from continuing operations	2,180	(790)

Discontinued operations(2):
Income (loss) from discontinued operations, net of tax	(418)	16
Gain on disposal of discontinued operations, net of tax	770	429

Discontinued operations, net of tax	352	445

Net income (loss) applicable to common stockholders	$2,532	$(345)

Earnings (loss) per share:
Basic:
Earnings (loss) from continuing operations	$0.19	$(0.07)
Income (loss) from discontinued operations	0.03	0.04

Basic earnings (loss) per share	$0.22	$(0.03)

Diluted:
Earnings (loss) from continuing operations	$0.19	$(0.07)
Income (loss) from discontinued operations	0.03	0.04

Diluted earnings (loss) per share	$0.22	$(0.03)

Weighted average common shares outstanding:
Basic	11,189	11,035

Diluted	11,493	11,035

(1)

Amounts have been adjusted to show the operating results of the Hong Kong Coated Glass Business, and the Longmont Coatings Division, which were sold on September 26, 2003, and September 24, 2002, respectively, as discontinued operations.

(2)

Reflects the operations and the gain recognized from the sale of the Hong Kong Coated Glass Business, and the Longmont Coatings Division on September 26, 2003, and September 24, 2002, respectively, as discontinued operations.

RECONCILIATION OF PRO-FORMA NON-GAAP MEASUREMENT TO GAAP
(in thousands, except per share data)

	Three Months Ended

	September 27, 2003(1)	September 28, 2002(1)

Pro Forma Financial Results (EBIA):
Earnings (Loss) Before Intangible Amortization:
Income (loss) from continuing operations
before income taxes	$3,101	$(1,276)
Add: Amortization of Other Intangible Assets	1,017	889

Earnings (Loss) from Continuing Operations Before
Intangible Amortization and Taxes	4,118	(387)

Tax Benefit (Provision) (2)	(1,249)	263

Earnings (Loss) from Continuing Operations Before
Intangible Amortization	$2,869	$(124)

EBIA per share:
Basic EBIA Per Share	$0.26	$(0.01)
Diluted EBIA Per Share	$0.25	$(0.01)

Weighted Average Common Shares Outstanding:
Basic	11,189	11,035

Diluted	11,493	11,035

(1)

Amounts have been adjusted to show the operating results of the Hong Kong Coated Glass Business and Longmont Coatings Division, which were sold on September 26, 2003, and September 24, 2002, respectively, as discontinued operations.

(2)	Taxes are calculated at 35% and equity earnings of joint venture are non-taxable.

Note:	EBIA is not intended to represent cash flows for the period. EBIA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. Our definition of EBIA may differ from similar measurements provided by other public companies.

APPLIED FILMS CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

	September 27, 2003(1)		June 28, 2003(1)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$50,107		$41,881
Marketable securities	52,265		51,620
Accounts and trade notes receivable, net of allowance
of $443 and $653, respectively	21,926		10,838
Revenue in excess of billings	25,284		37,728
Inventories, net	6,585		6,731
Prepaid expenses and other	1,997		2,488
Current assets associated with discontinued operations	1,137	(1)	1,344	(1)

Total current assets	159,301		152,630

Property, plant and equipment, net of accumulated depreciation
of $7,355 and $6,752, respectively	5,866		5,958
Goodwill and other intangible assets, net of accumulated
amortization of $15,621 and $14,495 respectively	73,886		74,461
Investment in joint venture	12,365		11,889
Deferred tax asset, net	7,935		9,549
Other assets	253		255

Total assets	$259,606		$254,742

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$24,628		$17,509
Accrued expenses	23,536		23,257
Billings in excess of revenue	10,228		16,773
Current portion of deferred gross profit, deferred
gain and lease obligation	385		391
Deferred tax liability	5,407		5,407

Current liabilities associated with discounted operations	413		536

Total current liabilities	64,597		63,873

Long-term portion of gross profit, deferred gain
and lease obligation	1,975		2,063
Accrued pension benefit obligation	11,979		11,608

Total liabilities	78,551		77,544

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 1,000,000 shares authorized,
no shares issued and outstanding	--		--
Common stock, no par value, 40,000,000 shares authorized,
11,235,128 and 11,161,873 shares issued and outstanding at
September 27, 2003, and June 28, 2003, respectively	161,655		160,685
Warrants and stock options	734		734
Other cumulative comprehensive income (loss)	11,859		11,504
Retained earnings	6,807		4,275

Total stockholders' equity	181,055		177,198

Total liabilities and stockholders' equity	$259,606		$254,742

(1)

As adjusted to reclassify the assets and liabilities of the Hong Kong Coated Glass Business to net assets associated with discontinued operations for sale of the Hong Kong Coated Glass Business on September 26, 2003.

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